Exhibit 10.22

DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529

Cirrus Aircraft Who We Are Since day one in 1984, Cirrus Aircraft has been committed to the future of aviation through smart safety, ease of operation and most adamantly, continuous innovation. Along the way, every turn has meant challenges and opportunities to grow general aviation – improving the flying experience as a whole. Our mission is to deliver an aviation experience that is the pinnacle of innovation, quality and safety to our customers. We are proud that today, after more than 30 years of dedication, the Cirrus brand is associated with the accolades and hallmarks that mean so much to us: safety, performance, comfort and sophistication. Our personal jet lives up to this by incorporating advanced performance, electronic and safety technologies including Cirrus Perspective Touch+ by Garmin ® avionics and the unique Cirrus Airframe Parachute System Œ (CAPS Œ ). When you become a Cirrus owner, you aren’t merely taking up a hobby, you are choosing a whole new lifestyle full of freedoms, choices and responsibilities unlike anything else. Our owners reflect our standards; they demand the most cutting - edge technology, innovative standard safety features, impressive interiors and exhilarating performance. Together, we are devoted to these passions. We’ve traveled far, but in many ways, we’re only just taking off. Join our family of owners and become a part of the future today. Learn more about our innovations at cirrusaircraft.com/innovation DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529

Welcome to the Cirrus Life Œ Flewber, Inc Marc Sellouk 2020 Vision SF50 G2 Elite Serial No. 0209 Registration N619GK Presented by: Joel Mayo +1 8653244255 jmayo@cirrusaircraft.com Presented Date: 03/14/2023 DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 3 of 12

Standard Features AIRFRAME & POWERPLANT Williams FJ33 - 5A (1846 lbs. thrust) Dual Channel Full Authority Digital Engine Control (FADEC) Cirrus Airframe Parachute System Œ (CAPS Œ ) 300 lb. Baggage Capacity Flight Into Known Icing System Improved Electrical System with Intelligent Batteries Trailing - Link Landing Gear Modular Seating for Five Auto - deploy Passenger Oxygen Leather Interior Air Conditioning with Automatic Control USB Power Ports Pilot Quick - don Oxygen Mask ≤8000 ft. Pressurized Cabin Stall Recognition Stick Shaker & Pusher AVIONICS Perspective Touch+ Œ by Garmin® 14” High Resolution Displays Safe Return Œ Emergency Autoland System 3 Landscape Touchscreen Controllers PFD/MFD Multi - Function Windows All - Digital Audio Panel TAWS - B Terrain & Obstacle Awareness Dual WAAS GPS/Comm/Nav Radios Complete Aircraft Systems Synoptics Dual AHRS, ADC, & Pitot Static NextGen Transponder (ADS - B Out) Synthetic Vision Technology FliteCharts & SafeTaxi XM Weather® & Audio Electronic Stability & Protection (ESP) NOW INCLUDES Cargo X - tend ADS - B In Weather & Traffic Bold features are new for Generation 2 DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 4 of 12

2020 Vision SF50 Equipment Price List Your Included Packages Detailed specs for packages are on Price Sheet Enhanced Awareness Digital Real - Time Weather Radar, Enhanced Vision System, SurfaceWatch¹, ChartView¹ . 㾐 Pro Pilot TCAS - 1 Traffic Avoidance System, TAWS - B Terrain & Obstacle Awareness, Third Attitude Heading Reference System/Air Data Computer, Additional Digital Diversity Transponder, Co - Pilot Quick Donning Mask. 㾐 Premium Luxury Premium Leathers & Carpet, Enhanced Dimmable Accent Lighting, Textured Fabrics, Multi - Tone Paints, and customers choice of Executive or Family seating. 㾐 Productivity & Experience Gold Reflective Windshield & Cabin Windows, Rear Climate Controls, 22" LED LCD Entertainment Display, 115 VAC Inverter. 㾐 Safe Return Emergency Auto - Land feature by Garmin 㾐 SF50 Premium Type Rating One Entitlement Type Rating conducted in Knoxville Tennessee at a mutually - agreed - upon date. 㾐 $3,230,000 Total Price with Packages: Purchaser Initials: DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 5 of 12

JetStream Maintenance Programs (Select only one package. May add/change any time prior to delivery) 1 Year or 150 Hours (See separate Addendum for more details) 㾐 1 Years or 300 Hours Purchaser Initials: $3,230,000 Total From Aircraft Price Sheet On Previous Page (Base, Package and Line Items Options) $87,874 Order has a separate Addendum that modifies some items, Conditions or terms. See Addendum $3,317,874 Final Configuration Purchase Price (FCPP): (Base Price, Packages, Line Items, Addendum and JetStream Program) $100,000 This amount is due upon signing $3,217,874 Final Balance. Due at Closing Includes: Base Price, Packages, Line Items, Addendum and JetStream Program; less Deposits Prices effective for deliveries after July 1, 2021. DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 6 of 12

Addendum This Addendum is herewith made a supplement of and is made a part of the above - referenced Order and shall in no way void or nullify any provision thereof except to the extent specified below and attested to by the signatures of both parties to the original Order. 1. JetStream – 1 Year, 150 Hours Cirrus Aircraft will include a new JetStream Maintenance program to encompass the following services: Complete Turbine Engine Coverage – Powered by Williams International’s TAP Blue Industry leading turbofan jet engine coverage is provided through Williams International’s Total Assurance Program (TAP). Simplify your ownership experience with this all - encompassing plan that covers both required maintenance and a range of protection for unforeseen events. Engine coverage includes: • Routine inspections • Replacement of life - limited components • Major periodic inspections (MPI) • Overhauls • FOD • Lightning damage • Corrosion found at MPI • Repair station priority • And more… Coverage under this program will make your Vision Jet’s engine feel like it is always at “zero” time, giving you peace of mind during operations and increased value when it comes time to sell your aircraft. Scheduled Airframe/Avionics Maintenance – Including Parts and Labor Take the recurring scheduled maintenance budgeting out of your life with this program. Cirrus Aircraft has you covered for all your scheduled maintenance needs, including routine inspections and replacement of lifelimited airframe/avionics components. $87,874 The Dollar value of the items that will be added to or (deducted from) your aircraft order is: $87,874 Agreed to and effective this day: 03/14/2023 Seller: Cirrus Aircraft Purchaser: Flewber, Inc By: By: Date Signed: 3/21/2023 | 5:46:18 AM PDT Name: Marc Sellouk Date Signed : Name: Title: Vice President, Aircraft Sales Title: DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 President DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Boni Caldeira Page 7 of 12 3/21/2023 | 12:57:11 PM CDT

Addendum This Addendum is herewith made a supplement of and is made a part of the above - referenced Order and shall in no way void or nullify any provision thereof except to the extent specified below and attested to by the signatures of both parties to the original Order. 1. Purchase Contingency This purchase and delivery is contingent on Cirrus Aircraft successfully acquiring N619GK ASN 0209 through the Certified Pre - Owned Trade - In Process, ensuring a clean title. 2. Initial Deposit Extension Cirrus Aircraft agrees to extend the deadline for initial deposit to March 31, 2023 . 3. JetStream Cirrus agrees to apply the $87,774 allocated for the 1 year, 150 hour JetStream , towards a JetStream Pro program, of which total number of hours will be determined prior to physical delivery. 4. Cirrus Managed Aircraft Leaseback Program During leaseback period, Purchaser shall be paid a rate of $500 per Flight Hour. Purchaser shall put this aircraft on Cirrus Leaseback at time of initial delivery and it will remain on leaseback for a minimum of 2 months. Purchaser may extend beyond initial period with mutual agreement and a minimum 30 days' notice. While aircraft is in Demo Leaseback program, Cirrus retains custody and control of the aircraft. Hours flown for Customer purposes, such as business, personal - use or FAA compliance flights or any other non - Cirrus usage will not be compensated for in the form of Leaseback payment. 5. Cosmetic Refresh Cirrus Aircraft agrees to address and repair known cosmetic paint blemishes at no additional cost to Purchaser. Agreed to and effective this day: 03/14/2023 Seller: Cirrus Aircraft Purchaser: Flewber, Inc By: Date Signed : 3/21/2023 | 12:57:11 PM CDT Name: Boni Caldeira Title: Vice President, Aircraft Sales DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 By: 3/21/2023 | 5:46:18 AM PDT Date Signed: Name: Marc Sellouk Title: President DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 8 of 12

Cirrus Vision Jet SF50 CIRRUS CERTIFIED AIRCRAFT PURCHASE This CIRRUS Vision SF50 AIRCRAFT PURCHASE AGREEMENT (the “Agreement”) is entered into as of the date last signed below (the “Effective Date”) by and between: $3,317,874 Final Purchase Price (FPP): Flewber, Inc Purchaser: $100,000 Prior Cash Deposit Amount: Primary Phone: 0209 Aircraft Serial #: (212) 590 - 2112 Mobile Phone: May 15th, 2023 Estimated Delivery Date: marc@flewber.com Email Address: 1411 Broadway, 38th Floor New York, NY 10018 United States Address: and CIRRUS DESIGN CORPORATION d/b/a CIRRUS AIRCRAFT (“Seller” or “Cirrus”), a corporation incorporated under the laws of the State of Wisconsin, having its principal office at 4515 Taylor Circle, Duluth, MN 55811 . NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, the parties hereto agree as follows : 1. Seller hereby agrees to sell, assign, transfer and deliver to Purchaser and Purchaser hereby agrees to purchase from the Seller, under and pursuant to the terms and conditions hereafter set forth, the following aircraft: Cirrus Vision Jet SF50, bearing manufacturer's serial number 0209 and United States registration number N619GK , together with the installed engine(s), all Aircraft logbooks and other Aircraft records that are in Seller's possession, and all appurtenances, appliances, parts, instruments, components, accessions, furnishings, and other equipment of whatever nature incorporated in or contained in or attached to the same (“Aircraft”). 2. The Final Purchase Price for the Aircraft is agreed upon by the parties to be USD $3,317,874 . The Purchase Price is exclusive of any sales or use tax, value added taxes, duties, registration fees or any charges that may be levied against Purchaser by various governmental authorities in connection with the purchase, sale, transfer, use, registration, export, import of the Aircraft ("Taxes"). Taxes required by law to be levied at the point of sale, will be collected by Seller. Such Taxes are in addition to the Purchase Price. Purchaser agrees to indemnify and hold Seller harmless for and from any Taxes due as a result of this Purchase Agreement. Final Purchase Price includes one year and/or 150 hours of JetStream Maintenance and a Premium SF50 Type Rating. Additional costs will apply for hours flown beyond 150 hours total time in the first year. 3. Within five (5) days of signing this Agreement, Purchaser shall make a deposit payment to Seller in the amount of USD $ 100 , 000 . 00 . Payment shall be made to Seller in United States Dollars, and shall be made by wire transfer, certified check or bank cashier's check (Wire instructions shall be provided to Purchaser with this Agreement) . 4. Upon execution of this Agreement, Purchaser shall have the right to inspect the Aircraft at Purchaser’s sole cost and expense, at a facility acceptable to Seller. Seller will provide reasonable assistance as requested to facilitate this inspection. Purchaser may elect, subsequent to such inspection, to accept or decline the Aircraft, solely at their discretion. Such inspection should include verification of equipment, installed options and features listed on Seller’s sales advertising or sales literature, which Seller believes is accurate, but is subject to Purchaser's verification. Should Purchaser elect to decline the Aircraft, this Agreement shall terminate, Purchaser’s deposit shall be refunded, and neither party shall have any obligation to the other party. Should the Purchaser fail to provide written acceptance or declination to Seller within five (5) business days, this Agreement shall terminate, and Seller may retain its remedy therefore, the remitted or escrowed deposits as liquidated damages and not as penalty. 5. Closing and delivery shall take place in Knoxville, TN on May 15th, 2023, or at some other date mutually agreed between the parties. At Closing Seller shall provide all document(s) necessary or required to convey a clear, free and marketable title, clear of any and all liens and encumbrances, to the Aircraft and with Purchaser making a payment in full to the Seller for the Aircraft and executing the Delivery Receipt for the Aircraft. If the Purchaser fails to close for any reason not the fault of Seller, Seller may retain its remedy therefore, the remitted or escrowed deposits as liquidated damages and not as penalty. If Seller fails to close for any reason not the fault of Purchaser, on or prior to May 15 th, 2023 , or some other date mutually agreed between the parties, then Purchaser’s sole remedy shall be to terminate this Agreement upon written notice to Seller and receive a refund of all payments previously made by Purchaser to Seller under this Agreement . Within ten (10) business days after receipt of such termination notice from Purchaser, Seller shall remit to Purchaser a refund of all such payments . PURCHASER AGREES THAT ITS SOLE REMEDY FOR ANY FAILURE OF SELLER TO PERFORM ANY PART OF THIS AGREEMENT OR ANY OTHER SELLER DEFAULT IS LIMITED TO THE RETURN OF SUCH PAYMENTS, AND IN NO EVENT SHALL PURCHASER BE ENTITLED TO ANY INDIRECT, SPECIAL, CONSEQUENTIAL, OR OTHER DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY CLAIMED LOST PROFITS, LOST REVENUES, OR LOSS OF USE OF THE AIRCRAFT . Purchaser Initials: DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 9 of 12

Purchaser Initials: 6. Except as required by law, Purchaser shall not disclose the terms and conditions of this Agreement and/or any non - public information received from Seller or any of its subsidiaries in relation to the Aircraft, this Agreement, or Seller generally, any Seller manufactured aircraft and/or to the sale and purchase. Notwithstanding the foregoing, Purchaser may disclose this Agreement to Purchaser’s legal counsel or tax advisor on a need - to - know basis. Without limiting the foregoing, in the event Purchaser is legally required to disclose the terms of this Agreement, Purchaser agrees to exert its best efforts to request confidential treatment of this Agreement. 7. Purchaser acknowledges that the Aircraft and Aircraft components may be equipped with one or more data recording devices (DRD) intended to preserve Aircraft or flight data. Purchaser consents to the installation of such DRD and to the storage of Aircraft data (data recorded by DRD and other Aircraft and system data is collectively referred to as “Aircraft Data”), and acknowledges that, but for such consent, Seller would not accept or agree to this Agreement. Purchaser further agrees to refrain from tampering with or disabling any DRD. Purchaser acknowledges and agrees that tampering with or disabling any DRD or DRD data, except with the prior written consent of Seller, will invalidate any applicable warranty. In addition, in such instance Seller shall have the right to refuse any further service or support to such Aircraft and reserves the right to place such aircraft on a published list of unsupported aircraft. Purchaser acknowledges and agrees that Aircraft Data shall remain the property of Seller and that Seller shall have the right to use, transfer or sell any such data for any purpose. 8. The Aircraft will be delivered in Knoxville, TN with all historical records, logs and manuals, loose and installed equipment, now with the Aircraft or in possession of Seller. Risk of loss, damage, or destruction of the Aircraft shall pass from Seller to Purchaser upon Closing of the Aircraft. Purchaser understands that upon this occurrence Cirrus no longer retains an insurable interest in the Aircraft and has no obligation towards the well - being and preservation of this equipment, in lieu of a separate storage agreement which must be signed in advance by both Seller and Purchaser. Purchaser is responsible for obtaining all applicable insurances to protect Purchaser’s interest in the Aircraft. Purchaser expressly acknowledges acceptance of this risk. Upon delivery the Purchaser shall execute an Aircraft Delivery Receipt. 9. Prior to delivery of the Aircraft to Purchaser, Seller shall keep the Aircraft insured for the replacement value of the Aircraft. Cirrus warrants that the Aircraft will be free and clear of all encumbrances except those created by or for the benefit of Purchaser. 10. Seller has not entered into any agreement for commissions, brokerage fees or similar fees to be paid upon transfer of the Aircraft which would become the obligation of Purchaser nor does Seller have any agreement or arrangement to pay any consideration whatsoever, directly or indirectly, to any employee, agent or independent contractor of Purchaser. 11. Purchaser has not entered into any agreement for commissions, brokerage fees or similar fees to be paid upon transfer of the Aircraft that would become the obligation of Seller nor does Purchaser have any agreement or arrangement to pay any consideration whatsoever, directly or indirectly, to any employee, agent or independent contractor of Seller. 12. This Agreement sets forth the entire contract of sale between the parties and supersedes all previous communications, representations, or Agreements, whether oral or written, between the parties with respect to the sale and purchase of the Aircraft. 13. This Agreement may be amended only by written addendum executed by both parties. 14. Seller and Purchaser each warrant to the other that the execution, delivery, and performance of this Agreement has been authorized and approved by all required legal authority, and the parties executing this document warrant their authority to so bind the respective parties . 15. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and shall be effective when executed by both parties. Purchaser and Seller agrees that digitally produced and/or a stored copies of this Agreement or any other document associated with this Agreement are to be considered equivalent to original or “paper” documents. 16. Seller and Purchaser both agree this Agreement shall be construed and reliant upon the laws and regulations in the state of Minnesota. 17. Seller will process this transaction via escrow and Seller will cover all escrow expenses. 18. Escrow services will be provided by AIC Title Services, LLC. DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Page 10 of 12

Purchaser Initials: EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH HEREIN, "SELLER" MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE REGARDING THE "AIRCRAFT" OR RECORDS, WHICH ARE DELIVERED HEREUNDER IN AN "AS IS, WHERE IS" CONDITION EXCEPT FOR ANY REMAINING MANUFACTURER’S WARRANTIES . WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, "SELLER" DISCLAIMS ALL OTHER WARRANTIES, GUARANTEES OR LIABILITIES, WHETHER EXPRESS OR IMPLIED OR STATUTORY, SUCH AS THE CONDITION OF THE "AIRCRAFT" OR RECORDS, DESIGN, QUALITY OF WORKMANSHIP OR MATERIALS, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE . “PURCHASER” ACKNOWLEDGES THAT “AIRCRAFT” IS A SOPHISTICATED HIGH - PERFORMANCE AIRCRAFT, REQUIRING AIRCRAFT SPECIFIC INITIAL AND RECURRENT TRAINING, CONDUCTED BY A QUALIFIED FLIGHT INSTRUCTOR OR FLIGHT TRAINING CENTER . “PURCHASER” WILL OBTAIN SUCH TRAINING AS MAY BE APPROPRIATE FOR THE INTENDED USE(S) BY “PURCHASER” . PURCHASER'S INITIALS Seller: Cirrus Design Corporation d/b/a Cirrus Aircraft Purchaser: Flewber, Inc By: By: 3/21/2023 | 12:57:11 PM CDT Date Signed: Name: Boni Caldeira Title: Date Signed: 3/21/2023 | 5:46:18 AM PDT Name: Marc Sellouk Title: DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 President DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529 Vice President, Aircraft Sales Page 11 of 12

Customer Name: Bank Name: Bank Address: Account Name: ABA/Routing Number: Initial Deposit Wire Transfer Flewber, Inc – Marc Sellouk BANK OF AMERICA 211 N ROBINSON AVE OKLAHOMA CITY, OK 73102 AIC TITLE AGENCY, LLC 026009593 Most commonly used for domestic US transfers. SWIFT/BIC Code BOFAUS3N Most commonly used for transfers coming into the US from other countries Account Number: Deposit Amount: (USD) Aircraft Reference: 305005374465 $100,000 ATTN: AMY WILSON – N619GK Thank You for your purchase! Notes: When placing a wire transfer request please ensure that the total wire amount reflects any fees the financial institution may charge for the service. When wiring an aircraft purchase payment please reference the Purchaser’s name and/or plane’s serial number or tail number in the “other instructions” section of the wire transfer. Do not send ACH payments to this account. This is for wire transfers only. DocuSign Envelope ID: 0633055E - 47DF - 4BA4 - 8272 - D7A056242434 DocuSign Envelope ID: 932602D7 - 5354 - 4311 - A94F - 3B048450C529